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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): January 30, 2003


           CWMBS, INC., (as depositor under the Pooling and Servicing
       Agreement, dated as of January 1, 2003, providing for the issuance of the CHL Mortgage Pass-Through Trust 2003-1, Mortgage Pass-
                     Through Certificates, Series 2003-1).

                                  CWMBS, INC.
                                  -----------
             (Exact name of registrant as specified in its charter)

     Delaware                         333-100418                95-4449516
----------------------------          ----------                ----------
  (State or Other Jurisdiction       (Commission             (I.R.S. Employer
       of Incorporation)             File Number)          Identification No.)


4500 Park Granada
Calabasas, California                                              91302
---------------------                                            --------
(Address of Principal                                            (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000

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Item 7. Financial Statements, Pro Forma Financial
        Information and Exhibits.

        (a)   Not applicable.

        (b)   Not applicable.

        (c)   Exhibits:

        5.1   Legality Opinion of Sidley Austin Brown & Wood LLP.

        8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in
              Exhibit 5.1).

        23.1  Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
              5.1 and 8.1).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           CWMBS, INC.



                                                           By: /s/ Darren Bigby
                                                               ----------------
                                                               Darren Bigby
                                                               Vice President



Dated:  January 30, 2003

                                 Exhibit Index

Exhibit                                                                    Page

5.1   Legality Opinion of Sidley Austin Brown & Wood LLP                      5

8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in
      Exhibit 5.1)                                                            5

23.1  Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1
      and 8.1)                                                                5